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Exhibit 10.1

THIRD AMENDMENT OF CREDIT AGREEMENT

    THIS THIRD AMENDMENT OF CREDIT AGREEMENT (this "Amendment") is entered into on December 21, 2000, effective as of January 2, 2001, between PROTECTION ONE ALARM MONITORING, INC., a Delaware corporation ("Borrower"), each of the Persons which is a signatory to this Amendment (collectively, "Lenders"), and WESTAR INDUSTRIES, INC., as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, "Administrative Agent").

R E C I T A L S

     A. Borrower, Lenders and Administrative Agent entered into the Credit Agreement dated as of December 21, 1998 (as renewed, extended, modified, and amended from time to time, the "Credit Agreement"; capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement), providing for a revolving credit facility in the original maximum principal amount of $500,000,000.

     B. Pursuant to a letter agreement dated as of September 30, 1999, Borrower reduced the Total Commitment to $250,000,000.

     C. The Lenders and the Administrative Agent entered into that certain Assignment and Acceptance dated December 17, 1999 wherein the Administrative Agent and the Lenders assigned all of their rights and obligations under the Credit Agreement to Westar Industries, Inc. (f/k/a Westar Capital, Inc.).

     D. Borrower, Lender and Administrative Agent entered into a Second Amendment of Credit Agreement effective as of February 29, 2000 pursuant to which certain provisions of the Credit Agreement were amended.

     E. Borrower, Lender, and Administrative Agent desire to further modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lender, and Administrative Agent agree as follows:

     1. Amendments to the Credit Agreement. Section 1.1 is hereby amended to delete the definitions of "Applicable Margin" and "Termination Date" in their entirety and replace such definitions with the following:

    Applicable Margin means, as of any date of determination, the interest margin over Base Rate or the Eurodollar Rate, as the case may be, that corresponds to the Leverage Ratio set forth below on such date of determination:

Level	Leverage Ratio	Applicable Margin for Base Rate Borrowings	Applicable Margin for Eurodollar Borrowing	Applicable Margin for Commitment Fees
1	Less than or equal to 5.00:1	3.00%	4.00%	0.375%
2	Greater than 5.00:1 but less than or equal to 5.25:1	3.25%	4.25%	0.50%
3	Greater than 5.25:1 but less than or equal to 5.50:1	3.75%	4.75%	0.50%
4	Greater than 5.50:1	4.25%	5.25%	0.50%

    The Applicable Margin payable by the Borrower on the Borrowings outstanding hereunder shall be adjusted on the date of receipt by the Administrative Agent of the Financial Statements and Compliance Certificates required to be delivered pursuant to Sections 9.3(a) and (b) as tested using the Leverage Ratio for the most recent fiscal quarter. If the Financial Statements and Compliance Certificates required pursuant to Section 9.3(a) or (b) are not received by the Administrative Agent by the date required, the Applicable Margin shall be determined as if the Leverage Ratio is greater than 5.50:1. From the date hereof until the Borrower's Financial Statements for the fiscal quarter ended March 31, 2001, and corresponding Compliance Certificate are delivered pursuant to Section 9.3(b), the Applicable Margin shall be determined based on Level 1.

    Termination Date means the earlier of (a) March 2, 2001, and (b) the effective date of any other termination or cancellation of Lenders' commitments to lend under, and in accordance with, this Agreement.

     2. Amendment of Credit Agreement and Other Loan Documents. All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

     3. Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens, if any, granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as the Credit Parties may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

    4.  Representations. Borrower represents and warrants to the Credit Parties that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower and each of the other Obligors that are parties to this Amendment; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower or any other Obligor of this Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and the other Obligors and are enforceable against Borrower and the other Obligors in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance by Borrower and the other Obligors of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirement, order of any Governmental Authority, or material agreements to which Borrower or any other Obligor is a party thereto or by which Borrower or any other Obligor is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to this Amendment, no Potential Default or Default exists.

    5.  Conditions. This Amendment shall not be effective unless and until:

    (a) this Amendment has been executed by Borrower, the other Obligors, Administrative Agent, and the Required Lenders;

    (b) Borrower shall have delivered to Administrative Agent such documents satisfactory to Administrative Agent evidencing the authorization and execution of this Agreement, and the other documents executed and delivered in connection herewith (collectively, the "Amendment Documents"); and

    (c) Borrower shall have paid to Administrative Agent, for the account of the Credit Parties as Administrative Agent shall determine, (i) an amendment fee in an amount equal to .25% of the Total Commitment on the effective date of this Amendment ($287,500), which shall be credited against any fee hereafter paid in connection with any long-term facility negotiated with the Lender, and (ii) the reasonable fees and expenses of Administrative Agent's counsel (including the allocated costs of internal counsel).

    6.  Continued Effect. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

    7.  Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed—and its performance enforced—under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

    8.  Parties. This Amendment binds and inures to Borrower and the Credit Parties and their respective successors and permitted assigns.

    9.  Entireties. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

SIGNATURE PAGE TO THIRD AMENDMENT OF
CREDIT AGREEMENT AMONG
PROTECTION ONE ALARM MONITORING, INC., AS BORROWER,
WESTAR INDUSTRIES, INC., AS ADMINISTRATIVE AGENT,
AND
THE LENDERS NAMED HEREIN

    EXECUTED on and effective as of the dates first above written.

PROTECTION ONE ALARM MONITORING, INC., a Delaware corporation, as Borrower
By:	/s/ Anthony D. Somma
	Name:	Anthony D. Somma
	Title:	Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT OF
CREDIT AGREEMENT AMONG
PROTECTION ONE ALARM MONITORING, INC., AS BORROWER,
WESTAR INDUSTRIES, INC., AS ADMINISTRATIVE AGENT,
AND
THE LENDERS NAMED HEREIN

    EXECUTED on and effective as of the dates first above written.

WESTAR INDUSTRIES, INC. as Administrative Agent and a Lender
By:	/s/ Paul R. Geist
	Name:	Paul R. Geist
	Title:	President

    To induce the Credit Parties to enter into this Amendment, each of the undersigned (a) consents and agrees to the Amendment Documents' execution and delivery, (b) ratifies and confirms that all guaranties, assurances, and Liens, if any, granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment Documents and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as the Credit Parties may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens, and (d) waives notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns.

    EXECUTED on and effective as of the dates first above written.

PROTECTION ONE, INC., a Delaware corporation
By:	/s/ Anthony D. Somma
	Name:	Anthony D. Somma
	Title:	Chief Financial Officer
NETWORK MULTI-FAMILY SECURITY CORPORATION, a Delaware corporation
By:	/s/ Anthony D. Somma
	Name:	Anthony D. Somma
	Title:	Assistant Secretary and Assistant Treasurer

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THIRD AMENDMENT OF CREDIT AGREEMENT
R E C I T A L S
SIGNATURE PAGE TO THIRD AMENDMENT OF CREDIT AGREEMENT AMONG PROTECTION ONE ALARM MONITORING, INC., AS BORROWER, WESTAR INDUSTRIES, INC., AS ADMINISTRATIVE AGENT, AND THE LENDERS NAMED HEREIN
SIGNATURE PAGE TO THIRD AMENDMENT OF CREDIT AGREEMENT AMONG PROTECTION ONE ALARM MONITORING, INC., AS BORROWER, WESTAR INDUSTRIES, INC., AS ADMINISTRATIVE AGENT, AND THE LENDERS NAMED HEREIN